                                                                      EXHIBIT 10

                                                                  EXECUTION COPY



                              OVERHILL FARMS, INC.


                                SECOND AMENDMENT
                       TO SENIOR SECURED CREDIT AGREEMENT

                  This SECOND AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT (this "Amendment") is dated as of March 9, 2007 and entered into by and among Overhill Farms, Inc., a Nevada corporation ("Borrower"), the lenders listed on the signature pages hereof ("Lenders") and Guggenheim Corporate Funding, LLC, a Delaware limited liability company, as collateral agent for the Lenders ( "Collateral Agent"), and as administrative agent, arranger and syndication agent for the Lenders ("Administrative Agent"), and is made with reference to that certain Senior Secured Credit Agreement, dated as of April 17, 2006 (the "Senior Credit Agreement") as amended by the First Amendment, to the Credit Agreement dated as of May 16, 2006 (the "First Amendment" and, together with the Senior Credit Agreement, the "Credit Agreement"), by and among Borrower, the lenders listed on the signature pages thereof, Collateral Agent and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                  WHEREAS, Borrower, Lenders, Collateral Agent and Administrative Agent desire to amend the Credit Agreement to increase the total amount of each of the Tranche A commitment and the Tranche B commitment and to add an additional Lender party thereto; and

                  WHEREAS, Borrower, Lender, Collateral Agent and Administrative Agent desire to amend Section 9.07 of the Credit Agreement to increase the permitted amount of Capital Expenditures in 2007 and to use the proceeds of the increased Tranche A Commitments and Tranche B Commitments for that purpose.

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                  1. AMENDMENTS TO THE CREDIT AGREEMENT.

                  (a) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of "TOTAL FACILITY" now contained therein and substituting the following therefore:

                           "TOTAL FACILITY" means $54,500,000.

                  (b) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of "TRANCHE A TERM LOAN COMMITMENT" now contained therein and substituting the following therefore:

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         "TRANCHE A TERM LOAN COMMITMENT" means, with respect to any Tranche A
         Lender, the obligation of such Tranche A Lender to make a Tranche A Term Loan pursuant to the terms and conditions of this Agreement, and which shall not exceed the principal amount set forth opposite such Tranche A Lender's name on SCHEDULE 1.01(E) under the heading "Tranche A Term Loan Commitment", and "Tranche A Term Loan Commitments" means the aggregate principal amount of the Tranche A Term Loan Commitments of all the Tranche A Lenders (it being understood and agreed that the maximum aggregate principal amount of the Tranche A Term Loan Commitments shall not exceed $28,500,000)

                  (c) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of "TRANCHE B TERM LOAN COMMITMENT" now contained therein and substituting the following therefore:

         "TRANCHE B TERM LOAN COMMITMENT" means, with respect to any Tranche B Lender, the obligation of such Tranche B Lender to make a Tranche B Term Loan pursuant to the terms and conditions of this Agreement, and which shall not exceed the principal amount set forth opposite such Tranche B Lender's name on SCHEDULE 1.01(E) under the heading "Tranche B Term Loan Commitment", and "Tranche B Term Loan Commitments" means the aggregate principal amount of the Tranche B Term Loan Commitments of all the Tranche B Lenders (it being understood and agreed that the maximum aggregate principal amount of the Tranche B Term Loan Commitments shall not exceed $18,500,000)

                  (d) Section 1.01 of the Credit Agreement is hereby amended by adding the following proviso at the end of the definition of "Fixed Charge Coverage Ratio":

         "provided, however, that in the fiscal year 2007, Borrower may incur an additional $7,000,000 of Capital Expenditures solely for the purpose of
         (i) replacing existing physical assets, and (ii) acquiring additional physical assets, in each case to be used in the existing operations of Borrower located in Vernon, California, which additional amount of Capital Expenditures shall not be included in the calculation of Fixed Charge Coverage Ratio."

                  (e) Section 2.02(d) of the Credit Agreement shall be amended and restated in its entirety as follows:

                  "(d) REPAYMENT OF TRANCHE A TERM LOANS. The aggregate principal amount of the Tranche A Term Loans shall be payable in Dollars in installments on the dates and in the amounts set forth below:

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         PRINCIPAL PAYMENT DATES               QUARTERLY AMORTIZATION PAYMENT
         -----------------------               ------------------------------
              June 30, 2006                               $500,000
            September 30, 2006                            $500,000
            December 31, 2006                             $500,000
              March 31, 2007                              $500,000
              June 30, 2007                               $500,000
            September 30, 2007                            $500,000
            December 31, 2007                             $500,000
              March 31, 2008                              $500,000
              June 30, 2008                               $500,000
            September 30, 2008                            $500,000
            December 31, 2008                             $500,000
              March 31, 2009                              $500,000
              June 30, 2009                               $625,000
            September 30, 2009                            $625,000
            December 31, 2009                             $625,000
              March 31, 2010                              $625,000
              June 30, 2010                               $750,000
            September 30, 2010                            $750,000
            December 31, 2010                             $750,000
              March 31, 2011                              $750,000

         Tranche A Maturity Date                         $17,000,000
                                                         -----------

           Total                                         $28,500,000
                                                         ===========

         PROVIDED that the final installment payable by the Borrower on the Tranche A Maturity Date in respect of the Tranche A Term Loans shall be in an amount, if such amount is different from that specified above, sufficient to repay the aggregate outstanding principal amount of all Tranche A Term Loans."

                  (f) Section 9.07 of the Credit Agreement shall be amended by adding the following proviso at the end of such section:

                  "PROVIDED, HOWEVER, that in the fiscal year 2007, Borrower may incur an additional $7,000,000 of Capital Expenditures solely for the purpose of
(i) replacing existing physical assets, and (ii) acquiring additional physical assets, in each case to be used in the existing operations of Borrower located in Vernon, California."

                  (g) Schedule 1.01(E) to the Credit Agreement is hereby amended by deleting such Schedule 1.01(E) in its entirety and substituting a new
Schedule 1.01(E) in the form attached to this Amendment.

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                  2. BORROWER'S REPRESENTATIONS AND WARRANTIES

                  In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

                  (a) CORPORATE POWER AND AUTHORITY. Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

                  (b) AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Borrower.

                  (c) NO CONFLICT. The execution and delivery by Borrower of this Amendment and the performance by Borrower of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Borrower, the Certificate or Articles of Incorporation or Bylaws of Borrower or any order, judgment or decree of any court or other agency of government binding on Borrower, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Borrower, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrower (other than Liens created under any of the Loan Documents in favor of Collateral Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Borrower.

                  (d) GOVERNMENTAL CONSENTS. The execution and delivery by Borrower of this Amendment and the performance by Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                  (e) BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by Borrower and are the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                  (f) INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 6 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  (g) ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default, except as waived pursuant to Section 3 hereof.

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                  3. WAIVER

                  (a) The Lenders, the Collateral Agent and the Administrative Agent understand that, as of February 25, 2007, Borrower has made Capital Expenditures for fiscal year 2007 that exceed the $3,000,000 permitted for fiscal year 2007 by Section 9.07 of the Credit Agreement. The Lenders, the Collateral Agent and the Administrative Agent hereby waive any Event of Default or Default that may have been caused by the Capital Expenditures referred to in the preceding sentence. Nothing herein, nor any actions taken by the Lenders, the Collateral Agent or the Administrative Agent in connection herewith, shall be deemed or construed as a waiver of any other Event of Default or Default, whether now existing or occurring after the date hereof, known or unknown, under the Loan Documents, or as a permanent waiver or forbearance of any Lender's rights, remedies and powers against the Borrower, any of its Affiliates or any Collateral under the Loan Documents.

                  4. MISCELLANEOUS

                  (a) REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                           (i) Upon the effectiveness of this Amendment, each
reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                           (ii) Except as specifically amended by this
Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                           (iii) The execution, delivery and performance of this
Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

                  (b) HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  (c) APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  (d) COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate


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counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by each of Borrower, Lenders, Collateral Agent and Administrative Agent, and receipt by Administrative Agent of such executed counterparts.

                  [Remainder of page intentionally left blank]






















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                  IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                   BORROWER:
                                   ---------

                                   OVERHILL FARMS, INC.


                                   By:    /s/ James Rudis
                                       -------------------------------------
                                   Name:  James Rudis
                                          ----------------------------------
                                   Title: President
                                          ----------------------------------
















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                                   ADMINISTRATIVE AGENT:
                                   --------------------

                                   GUGGENHEIM CORPORATE FUNDING, LLC


                                   By:     /s/ W. R. Hagner
                                       -------------------------------------

                                   Name:  Bill Hagner
                                          ----------------------------------
                                   Title: Director and Counsel
                                          ----------------------------------


















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                                   COLLATERAL AGENT:
                                   ----------------

                                   GUGGENHEIM CORPORATE FUNDING, LLC

                                   By:     /s/ W. R. Hagner
                                       -------------------------------------

                                   Name:  Bill Hagner
                                          ----------------------------------
                                   Title: Director and Counsel
                                          ----------------------------------



















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                                 LENDERS:
                                 --------

                                 MIDLAND NATIONAL LIFE INSURANCE COMPANY, as
                                 Revolving Lender

                                 By:  MIDLAND ADVISORS COMPANY, as its agent


                                 By: /s/ Michael Damaso
                                     ----------------------------------------
                                 Name:  Michael Damaso
                                 Title: Managing Director


                                 MIDLAND NATIONAL LIFE INSURANCE COMPANY, as
                                 Tranche A Lender

                                 By:  MIDLAND ADVISORS COMPANY, as its agent


                                 By: /s/ Michael Damaso
                                     ----------------------------------------
                                 Name:  Michael Damaso
                                 Title: Managing Director


                                 NORTH AMERICAN COMPANY FOR LIFE AND HEALTH
                                 INSURANCE, as Trance A Lender

                                 By:  MIDLAND ADVISORS COMPANY, as its agent


                                 By: /s/ Michael Damaso
                                     ----------------------------------------
                                 Name:  Michael Damaso
                                 Title: Managing Director


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                                 ORPHEUS HOLDINGS LLC, as Tranche A Lender

                                 By:  GUGGENHEIM INVESTMENT MANAGEMENT, LLC,
                                 as its manager


                                 By: /s/ Michael Damaso
                                     ----------------------------------------
                                 Name:  Michael Damaso
                                 Title: Managing Director





                                 ORPHEUS HOLDINGS LLC, as Tranche B Lender

                                 By:  GUGGENHEIM INVESTMENT MANAGEMENT, LLC,
                                 as its manager


                                 By: /s/ Michael Damaso
                                     ----------------------------------------
                                 Name:  Michael Damaso
                                 Title: Managing Director













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

                                                    SCHEDULE 1.01(E)

                                             TRANCHE A TERM LOAN COMMITMENT

------------------------------------------------------------ ---------------------------------------------------------
                     Tranche A Lender                                            Principal Amount
------------------------------------------------------------ ---------------------------------------------------------
          Midland National Life Insurance Company                                  $14,000,000
------------------------------------------------------------ ---------------------------------------------------------
   North American Company for Life and Health Insurance                            $11,000,000
------------------------------------------------------------ ---------------------------------------------------------
                   Orpheus Holdings LLC                                            $3,500,000
------------------------------------------------------------ ---------------------------------------------------------


                                          TRANCHE B TERM LOAN COMMITMENT

------------------------------------------------------------ ---------------------------------------------------------
                     Tranche B Lender                                            Principal Amount
------------------------------------------------------------ ---------------------------------------------------------
                   Orpheus Holdings LLC                                            $18,500,000
------------------------------------------------------------ ---------------------------------------------------------


                                             REVOLVING LOAN COMMITMENT

------------------------------------------------------------ ---------------------------------------------------------
                     Revolving Lender                                            Principal Amount
------------------------------------------------------------ ---------------------------------------------------------
          Midland National Life Insurance Company                                   $7,500,000
------------------------------------------------------------ ---------------------------------------------------------

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